Exhibit 99.1

Company Contact: Franklin D. Chu Co-Chief Executive Officer & Director Phone: 852-2854-1118 fchu@shanghai-century.com	Investor and Media Relations: Julie Huang, FD (New York) Phone: 212-850-5628 julie.huang@fd.com May Li, FD (Hong Kong) Phone: 852-3716-9805 may.li@fd.com

FOR IMMEDIATE RELEASE

SHANGHAI CENTURY ACQUISITION CORPORATION

FILES PRELIMINARY PROXY STATEMENT

HONG KONG – August 16, 2007 – Shanghai Century Acquisition Corporation (AMEX: SHA), a special purpose acquisition company (“Shanghai Century”), today announced that it has filed a preliminary proxy statement with the Securities and Exchange Commission seeking approval from its shareholders for, among other things, its previously announced acquisition of all of the issued and outstanding shares of Sichuan Kelun Pharmaceutical Co., Ltd. (“Kelun”), one of the leading pharmaceutical companies and, in terms of units produced, the largest manufacturer and supplier of intravenous (“IV”) solution products in the People’s Republic of China (the “PRC”).

Kelun is headquartered in Chengdu, Sichuan in the PRC, with 14 operating facilities (including 13 operating entities that Kelun owns or controls) throughout China. The shareholders of Kelun have already approved the Share Purchase Agreement dated May 28, 2007. The proposal acquisition is also subject to the approval of the relevant PRC governmental authorities.

Under the terms of the transaction, Kelun shareholders will be paid at the time of the acquisition, an aggregate of 20 million of Shanghai Century’s ordinary shares. In addition, following the acquisition, the Kelun shareholders will be entitled to receive up to an aggregate of 9 million of Shanghai Century’s ordinary shares over a three year period, contingent upon Kelun achieving or exceeding specified net profit targets, in 2007, 2008 and 2009. A further US$11.5 million cash consideration will be paid to Kelun shareholders when Shanghai Century’s ordinary share price equals or exceeds US$11.50 per share for any 20 trading days within a 30 day trading period and Shanghai Century sends a notice of redemption of its warrants or when at least 70% of Shanghai Century’s warrants have been exercised.

Anthony Kai Yiu Lo, Chairman of the Board and Co-Chief Executive Officer of Shanghai Century, said, “The filing of our preliminary proxy statement is an important step in our efforts to consummate this acquisition. Kelun has demonstrated significant growth since commencing operations in 1996. We believe that Kelun is in a position to expand its business through the development of additional products and the expansion of its market share both organically and through acquisitions in China’s rapidly growing healthcare industry. As a result, we believe that our business combination with Kelun will provide our investors with an opportunity to participate in a combined company with significant growth potential. We look forward to completing this transaction.”

Sichuan Kelun Pharmaceutical Co., Ltd.

Kelun is one of the leading pharmaceutical companies and, in terms of units produced, Kelun Group (consisting of Kelun and the 13 operating entities Kelun owns or controls) is the largest manufacturer and supplier of intravenous solution products, or IV solution products, in the PRC. Kelun has introduced a first-to-market, innovative and patented upright-standing polypropylene (PP) soft bag for IV solution products in China. Headquartered in Chengdu, Sichuan Province, Kelun, in addition to itself, owns or controls 13 operating entities located in Sichuan, Hunan, Hubei, Jiangxi, Yunnan, Shandong, Heilongjiang and Jilin. As of December 31, 2006, Kelun Group employed approximately 6,800 employees throughout its operating facilities. Kelun Group currently manufactures and sells more than 90 IV solution products, representing what Kelun’s management believes is the largest IV solution product portfolio of any pharmaceutical company in the PRC market. Kelun Group sells and distributes its IV solution products and other products through a nationwide distribution network that consists of 53 exclusive principal regional sales agents who use over 2,500 sales persons covering regional markets throughout China. In addition to IV solution products, Kelun Group also manufactures and sells generic prescription injection products and over-the-counter, or OTC, drugs in China. Kelun Group also has 126 new product candidates in its product pipeline. Kelun’s executive directors and executive officers have, on average, over 20 years experience in the pharmaceutical industry in China. For more information, please visit www.kelun.com.

About Shanghai Century Acquisition Corporation

Shanghai Century is a special purpose acquisition company formed in April 2005 for the purpose of acquiring, through a merger, asset acquisition or other similar business combination, or controlling, through contractual arrangements, an operating business having its primary operations in the PRC.

In April 2006, Shanghai Century raised US$115 million through an initial public offering on the American Stock Exchange. Shanghai Century’s units began trading on April 25, 2006 and its ordinary shares and warrants began trading separately on July 26, 2006. Shanghai Century’s principal offices are in Hong Kong.

Safe Harbor Statement

Shareholders of Shanghai Century are advised to read, when available, each preliminary proxy statement of Shanghai Century and its definitive proxy statement in connection with its solicitation of proxies for a special meeting of shareholders because they will contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition of Kelun. Shareholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Shanghai Century Acquisition Corporation, 23rd Floor Shun Ho Tower, 24-30 Ice House Street, Central, Hong Kong SAR China. Each preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the U.S. Securities and Exchange Commission’s internet site www.sec.gov.

Shanghai Century and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the annual and extraordinary general meeting of shareholders of Shanghai Century to be held to approve, among other things, the acquisition of all of the issued and outstanding shares of Kelun. Information regarding Shanghai Century’s directors and executive officers is available in its Form 10-K for the year ended December 31, 2006 filed with the U.S. Securities and Exchange Commission, and such information will be available in the proxy statements. No person other than Shanghai Century has been authorized to give any information or to make any representations on behalf of Shanghai Century or Kelun in connection with the acquisition, and if given or made, such other information or representations must not be relied upon as having been made or authorized by Shanghai Century.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 about Shanghai Century and Kelun and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts and may be identified by the use of forward-looking terminology, including the words “believes,” “expects,” “intends,” “may,” “will,” “should” or comparable terminology. Such forward-looking statements are based upon the current beliefs and expectations of Shanghai Century’s and Kelun’s management and are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements. The following factors, as well as other relevant risks detailed in Shanghai Century’s filings with the U.S. Securities and Exchange Commission could cause actual results to differ from those set forth in forward-looking statements:

•	Kelun Group faces intense competition that may prevent it from maintaining or increasing market share for its existing products and gaining market acceptance for Kelun Group’s future products.

•	Kelun Group’s competitors may develop or commercialize products before Kelun Group or more successfully than Kelun Group can.

•	Pharmaceutical companies in the PRC require a number of permits and licenses in order to carry on their business.

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Kelun Group is substantially dependent on generic electrolyte and acid-base balancing solutions and its profitability would be materially and adversely affected if sales of these products were to decline.

Forward-looking statements are not guarantees of future performance and actual results of operations, financial condition and liquidity, and developments in the industry may differ materially from those made in or suggested by the forward-looking statements contained in this press release. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. The forward-looking statements in this press release speak only as of the date of this press release and might not occur in light of these risks, uncertainties, and assumptions. Shanghai Century undertakes no obligation and disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.